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                                                                   EXHIBIT 10.20





                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         This Fifth Amendment to Credit Agreement (the "Fifth Amendment") is dated as of January 8, 2001 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation ("United Refining"), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania Corporation ("United Refining PA"), KIANTONE PIPELINE CORPORATION, a New York corporation ("Kiantone, and hereinafter together with United Refining and United Refining PA sometimes collectively referred to as the "Borrowers" and individually as a "Borrower") the BANKS under the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent").

RECITALS:

         WHEREAS, the Borrowers, the Banks, and the Agent are parties to that certain Credit Agreement dated as of June 9, 1997 (as previously amended, restated, supplemented or modified, the "Credit Agreement"); and

         WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement; and

         WHEREAS, the Borrowers, the Banks and the Agent desire to amend the Credit Agreement to provide, among other things, that the temporary $10,000,000 increase in the Revolving Credit Commitments presently in effect pursuant to the Fourth Amendment to Credit Agreement dated February 4, 2000 (the "Fourth Amendment") be made permanent and not expire on December 31, 2000 as provided in the Fourth Amendment, and that the Revolving Credit Commitments be further increased in the amount of $5,000,000.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

1. Amendment to Provisions Added to Credit Agreement Pursuant to the Fourth Amendment.

         The parties hereto hereby amend and restate the provisions added to the Credit Agreement pursuant to the Fourth Amendment, as set forth in Section 1 of the Fourth Amendment, to read as follows:

         1. Amendment to Credit Agreement and Notes - Increase in Revolving Credit Commitments.

         The Borrowers and the Banks hereby agree that the Revolving Credit Commitments under the Credit Agreement be increased in the amount of $15,000,000 (the "Commitments Increase") so that the total amount of the Revolving Credit Commitments after giving effect to such increase shall be $50,000,000, subject to the following terms and conditions:


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                  (a) Term of Increase.

                  The Commitments Increase shall become effective as of the date hereof and shall remain in effect through the Expiration Date unless subsequently reduced pursuant to the terms of the Credit Agreement.

                  (b) Sharing in Commitments Increase.

                  Each Bank shall share in $10,000,000 of the Commitments Increase according to its Ratable Share in effect prior to this Fifth Amendment (the "Prior Ratable Share") and only National Bank of Canada and Manufacturers and Traders Trust Company shall share equally in the remaining $5,000,000 of the Commitments Increase. After giving effect to such sharing in the Commitments Increase, the new Amount of Commitment for Revolving Credit Loans (the "New Revolving Credit Commitment") and new Ratable Share (the "New Ratable Share") for each Bank shall be as follows:


----------------------------------------------------------------------------------------------------------------------
                                                             New Amount of
                                                        Commitment for Revolving
                       Bank                                   Credit Loans                    New Ratable Share
---------------------------------------------------- ------------------------------------ ----------------------------

---------------------------------------------------- ------------------------------------ ----------------------------
PNC Bank, National Association                                 $19,285,714                        38.571428%
---------------------------------------------------- ------------------------------------ ----------------------------

---------------------------------------------------- ------------------------------------ ----------------------------
National Bank of Canada                                         15,357,143                        30.714286%
---------------------------------------------------- ------------------------------------ ----------------------------

---------------------------------------------------- ------------------------------------ ----------------------------
Manufacturers and Traders Trust Company                         15,357,143                        30.714286%
                                                                ----------                        ----------
---------------------------------------------------- ------------------------------------ ----------------------------

---------------------------------------------------- ------------------------------------ ----------------------------
                  Total:                                       $50,000,000                       100.000000%
----------------------------------------------------------------------------------------------------------------------


                  (c) Commitment Fees.

                  It is acknowledged that on and after the date hereof, the amount of the Commitment Fees shall be computed on the amount of the Revolving Credit Commitments as increased pursuant to this Section 1.

                  (e) Amendment to Revolving Credit Notes.

                  Exhibit 1.1(R) of the Credit Agreement [Form of Revolving Credit Note] is hereby amended and restated in its entirety as set forth on the exhibit titled as Exhibit 1.1(R) attached hereto.

                  (f) Pricing Grid.

                  Schedule 1.1(A) of the Credit Agreement [Pricing Grid - Variable Pricing and Fees Based on Leverage Ratio] as amended and restated in its entirety pursuant to the Fourth Amendment shall remain in full force and effect on and after the date hereof.



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         2. Conditions to Effectiveness.

         This Fifth Amendment shall become effective upon satisfaction of each of the following conditions:

                  (a) Execution and Delivery of Documents.

                  The Borrowers, the Banks and the Agent shall have executed this Fifth Amendment and the Borrowers shall have executed and delivered Amended and Restated Revolving Credit Notes in the form of Exhibit 1.1(R) to each Bank for such Bank's New Ratable Share of the Revolving Credit Commitments and the Banks shall have executed and delivered Assignment and Assumption Agreements substantially in the form of Exhibit 1.1 (A)(1) to the Credit Agreement whereby PNC Bank, National Association shall assign and each of National Bank of Canada and Manufacturers and Traders Trust Company shall assume such portions of the Revolving Credit Commitment and outstanding Revolving Credit Loans of PNC Bank, National Association as necessary for each Bank to hold the New Ratable Share of outstanding Revolving Credit Loans and New Revolving Credit Commitment set forth for such Bank in Section 1(b) above.

                  (b) Secretary's Certificate.

                  There shall be delivered to the Agent a certificate dated the date hereof and signed by the Secretary of each of the Loan Parties, certifying as appropriate as to:

                      (i) all action taken by each Loan Party in connection with this Fifth Amendment and the documents related hereto;

                      (ii) the names of the officer or officers authorized to
                           sign this Fifth Amendment and the documents related hereto and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Fifth Amendment and the true signatures of such officers, on which the Agent may conclusively rely.

                  (c) Opinion of Counsel.

                  Counsel for the Loan Parties shall deliver a written opinion dated as of the date hereof in form and substance satisfactory to the Agent with respect to (i) the due organization of the Borrowers, (ii) the corporate power and authority of Borrowers to enter into this Fifth Amendment (iii) the execution and delivery of this Fifth Amendment and the documents related hereto not violating the organizational documents of the Borrowers and (iv) the enforceability of the Credit Agreement and the other Loan Documents, as amended hereby.

                  (d) Amendment Fees.

                  The Borrowers shall pay to the Agent a fee in the amount of $18,750 to be shared equally by National Bank of Canada and Manufacturers and Traders Trust Company.



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         3. Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The Banks do not amend any provisions of the Credit Agreement except as expressly amended hereby.

         4. Counterparts; Effective Date . This Fifth Amendment may be signed in counterparts. This Fifth Amendment shall become effective as of the date first above written when the conditions set forth in Section 2 hereof have been satisfied.

         5. No Novation. This Fifth Amendment amends the Credit Agreement and the Revolving Credit Notes, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.



                         [SIGNATURES BEGIN ON NEXT PAGE]


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         [SIGNATURE PAGE 1 OF 2 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]

         The undersigned have executed this Fifth Amendment as of the date first above written.

                                        UNITED REFINING COMPANY,
                                        a Pennsylvania corporation

                                        By: /s/ Myron L. Turfitt
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------



                                        UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation

                                        By: /s/ Myron L. Turfitt
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------



                                        KIANTONE PIPELINE CORPORATION,
                                        a New York corporation

                                        By: /s/ Myron L. Turfitt
                                           -------------------------------------
                                        Title: President
                                              ----------------------------------

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         [SIGNATURE PAGE 2 OF 2 TO FIFTH AMENDMENT TO CREDIT AGREEMENT]


                                        NATIONAL BANK OF CANADA


                                        By: /s/  Eric L. Moore
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        By: /s/  Donald P. Haddad
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------



                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent


                                        By: /s/  James M. Steffy
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------



                                        MANUFACTURERS AND
                                        TRADERS TRUST COMPANY


                                        By: /s/  C. Gregory Vogelsang
                                           -------------------------------------
                                        Title: Assistant Vice President
                                              ----------------------------------